SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2002

Loudeye Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction incorporation or of organization)	0-29583 (Commission File Number)	91-1908833 (I.R.S. Employer Identification No.)

1130 Rainier Avenue South
Seattle, Washington 98144
(Address of principal executive offices) (Zip code)

(206) 830-5300
(Registrant’s telephone number, including area code)

414 Olive Way
Seattle, Washington 98101
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Please see the press release of Loudeye Technologies, Inc., dated March 8, 2002, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release dated March 8, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Technologies, Inc.

Dated: March 8, 2002	By:	/s/ John T. Baker John T. Baker IV Chief Executive Officer

INDEX TO EXHIBITS

99.1 Press Release dated March 8, 2002.

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